UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Logility, Inc.

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LOGILITY, INC.

470 East Paces Ferry Road

Atlanta, Georgia 30305

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Logility, Inc. (the “Company”) will be held at the offices of the Company, 470 East Paces Ferry Road, N.E., Atlanta, Georgia, on Tuesday, August 21, 2007 at 12:00 noon for the following purposes:

1.	To elect two directors of the Company for terms to expire at the 2010 annual meeting of stockholders.

2.	To consider and vote upon adoption of the Company’s 2007 Stock Plan.

3.	To consider and transact such other business as may properly come before the meeting.

Only stockholders of record of the Company at the close of business on July 13, 2007 will be entitled to vote at the meeting.

Stockholders are requested to vote, date, sign and mail their proxies in the form enclosed even though they plan to attend the meeting. If stockholders are present at the meeting, their proxies may be withdrawn, and they may vote personally on all matters brought before the meeting, as described more fully in the enclosed Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

James R. McGuone, Secretary

July 30, 2007

IMPORTANT

We encourage you to attend the Annual Meeting. In order that there may be a proper representation at the meeting, each stockholder is requested to return his or her proxy in the enclosed envelope, which requires no postage if mailed in the United States. Attention by stockholders to this request will reduce the Company’s expense in soliciting proxies.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

OF LOGILITY, INC.

TO BE HELD AT

LOGILITY, INC.

470 EAST PACES FERRY ROAD, N.E.

ATLANTA, GEORGIA 30305

ON AUGUST 21, 2007

This Proxy Statement is furnished to the stockholders by the Board of Directors of Logility, Inc., 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305 (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders on Tuesday, August 21, 2007 at 12:00 noon, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying proxy card and Notice of Annual Meeting are first being mailed to stockholders on or about July 30, 2007.

If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with its terms. If no choices are specified, the proxy will be voted:

FOR—Election	of J. Michael Edenfield and John A. White as Directors for terms ending with the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified.

FOR—Adoption	of the Logility, Inc. 2007 Stock Plan.

In addition, a properly executed and returned proxy card gives the authority to vote in accordance with the proxy-holders’ best judgment on such other business as may properly come before the meeting or any adjournment or adjournments thereof. A stockholder giving a proxy pursuant to this solicitation may revoke that proxy, either in writing furnished to the Secretary of the Company prior to the meeting or personally by attending the meeting, insofar as the holders of the proxy have not exercised the proxy at the meeting and the stockholder attending the meeting informs the Secretary of the Company of his or her intent to revoke the proxy.

RECORD DATE AND VOTING OF SECURITIES

The Board of Directors has fixed the close of business on July 13, 2007 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On July 13, 2007, the Company had outstanding and entitled to vote a total of 12,945,917 shares of Common Stock, no par value (“Common Stock”).

Each outstanding share of Common Stock is entitled to one vote per share on all matters to come before the meeting. The affirmative vote of a majority of the shares represented at the meeting is necessary for election of directors. Any other matter submitted to the meeting also must be approved or ratified by the affirmative vote of a majority of the shares represented at the meeting. One-third of the outstanding shares of Common Stock will represent a quorum at the meeting. Votes that are withheld, broker or other nominee non-votes and votes of abstention cast by any shareholder on a particular action will be counted towards the quorum requirement, but will not be counted as a vote for or against the action.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s Bylaws provide that directors are divided into three classes, with staggered three-year terms. The terms of two of the present directors, J. Michael Edenfield and John A. White, will expire at the 2007 Annual Meeting of Stockholders. The Board of Directors has nominated Messrs. Edenfield and White for terms expiring at the Annual Meeting of Stockholders in 2010 and until their successors are elected and qualified.

The following information is provided concerning the nominees for election as director:

J. Michael Edenfield, age 49, has served as President and Chief Executive Officer of the Company since January 1997. He also serves as a director of INSIGHT, Inc., in which the Company owns a minority interest. Until the Company’s initial public offering in October 1997, he served as Chief Operating Officer of American Software, Inc., a position he had held since June 1994. Mr. Edenfield has served as Executive Vice President of American Software from June 1994 to the present, and has been a Director of American Software, Inc. since 2001. Prior to June 1994, Mr. Edenfield served in the following positions with American Software USA, Inc.: Senior Vice President of North American Sales and Marketing from July 1993 to June 1994, Senior Vice President of North American Sales from August 1992 to July 1993, Group Vice President from May 1991 to August 1992 and Regional Vice President from May 1987 to May 1991. Mr. Edenfield holds a Bachelor of Industrial Management degree from the Georgia Institute of Technology. Mr. Edenfield is the son of James C. Edenfield, Chairman of the Board of Directors of the Company. Mr. Edenfield first became a director of the Company in 1997.

John A. White, age 67, is Chancellor of the University of Arkansas, a position he has held since July 1997. A graduate of the University of Arkansas (BSIE), Virginia Tech (MSIE) and The Ohio State University (PhD), he also holds honorary doctorates from the Katholieke Universitiet of Leuven in Belgium and from George Washington University. Dr. White is a member of the National Academy of Engineering, a past President of the Institute of Industrial Engineers and past Chairman of the American Association of Engineering Societies. He also serves on the boards of directors and chairs the audit committees of Motorola, Inc. and J.B. Hunt Transport Services, Inc. Dr. White founded SysteCon, a logistics consulting firm, and served as its Chairman and Chief Executive Officer until its acquisition by Coopers and Lybrand. Dr. White first became a director of the Company in 1997.

If either of these nominees becomes unwilling or unable to serve, which is not expected, the proxies will be voted for a substitute person to be designated by the Board of Directors or the Board will fill the resulting vacancy at a later date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ELECT J. MICHAEL EDENFIELD AND JOHN A. WHITE AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2010 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

The following director was elected in 2005 and his present term expires with the Annual Meeting of Stockholders in 2008:

James C. Edenfield, age 72, has served as Chairman of the Board of Directors of the Company since January 1997. He is a co-founder of American Software, where he has served as Chief Executive Officer and Director since 1971. Prior to founding American Software, Mr. Edenfield held several executive positions at, and was a director of, Management Science America, Inc., an applications software development and sales company. He holds a Bachelor of Industrial Engineering degree from the Georgia Institute of Technology. Mr. Edenfield first became a director of the Company in 1997.

The following directors were elected in 2006 and their present terms expire with the Annual Meeting of Stockholders in 2009:

Frederick E. Cooper, age 65, has been Chairman of Cooper Capital, LLC, a private investment firm that he founded. Prior to joining Cooper Capital, Mr. Cooper was Chairman and Chief Executive Officer of CooperSmith, Inc., a producer and distributor of baked goods, which was sold to The Earthgrains Company in January 1998. Prior thereto, Mr. Cooper served for 16 years with Flowers Industries, Inc., a Fortune 500 food company, holding the positions of President and Vice Chairman and Executive Vice President and General Counsel. Mr. Cooper earned his B.A. in 1964 from Washington & Lee University and his J.D. in 1967 from the University of Georgia School of Law. Mr. Cooper first became a director of the Company in 1999.

Parker H. Petit, age 67, was the founder of Healthdyne, Inc. and served as its Chairman of the Board of Directors and Chief Executive Officer from 1970 until 1996 when a subsidiary of Healthdyne, Inc. merged with Tokos Medical Corporation to form Matria Healthcare, Inc. (“Matria”), a comprehensive disease management services company, at which time he became Chairman of Matria. He has served as Chairman, President and CEO of Matria since 2000. Mr. Petit also serves as a member of the Board of Directors of Intelligent Systems Corporation. He is also a director of the Georgia Research Alliance, a coalition of government and industry leaders formed to encourage development of high technology business in Georgia, and has been elected to the Georgia Technology Hall of Fame. Mr. Petit first became a director of the Company in 1997.

CORPORATE GOVERNANCE

The Board of Directors held five meetings during fiscal 2007. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served and was eligible to attend during this period.

Because American Software owns more than 50% of the voting power of the Company, the Company qualifies as a “controlled company” as defined in Rule 4350(c)(5) of the Nasdaq Marketplace Rules. Please see “Voting Securities—Security Ownership of Management and Certain Beneficial Owners,” below. Therefore, the Company is not subject to the provisions of Rule 4350(c) of the Nasdaq Marketplace Rules that would otherwise require the Company to have (i) a majority of independent directors on the Board; (ii) a compensation committee composed solely of independent directors; (iii) a nominating committee, composed solely of independent directors; (iv) compensation of the Company’s executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (v) director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

In light of the voting power of American Software, the Board has determined that the Board, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of stockholders. Each member of the Board participates in this process. It is the view of the Board that this function has been performed effectively by the Board, and that it is appropriate for the Company not to have a separate nominating committee or charter for this purpose. The Board has further determined that it would not be productive to have a fixed policy with respect to consideration of candidates recommended by security holders. However, if a shareholder communication includes a recommendation of a candidate for director, the Board will consider that candidate along with any other candidates for a Board position.

Candidates for membership on the Board are recommended by current members of the Board or management. When evaluating candidates for membership on the Board, the Board considers a number of factors, including:

•	business expertise and skills;

•	understanding of the Company’s business and industry;

•	judgment and integrity;

•	educational and professional background; and

•	commitments to other businesses and responsibilities.

Stockholders may contact the Board or any of the individual directors by writing to them c/o Mr. Vincent C. Klinges, Chief Financial Officer, Logility, Inc., 470 East Paces Ferry Road, Atlanta, Georgia 30305. Inquiries sent by mail may be sorted and summarized by Mr. Klinges or his designee before they are forwarded to the addressee.

Although the Company does not have a policy with regard to Board members’ attendance at the Company’s annual meetings of stockholders, all of the directors are encouraged to attend such meetings. All of the Company’s directors were in attendance at the 2006 Annual Meeting, except for Parker H. Petit, who was not able to attend.

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees of the Company, including its Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics is available on the Company’s website at http://www.logility.com/about/investor_relations.html.

The Board of Directors has an Audit Committee, which presently consists of John A. White (Chairman), Frederick E. Cooper, and Parker H. Petit. The Audit Committee held two meetings during fiscal 2007, in addition to its consultations with our independent registered public accounting firm and management in connection with review of interim consolidated financial statements. The Rules of the Nasdaq Stock Market (“Nasdaq Rules”) require audit committees to be composed of not less than three members who are “independent,” as that term is defined in the Nasdaq Rules. The Audit Committee complies with those requirements.

The Company’s Audit Committee Charter outlines the composition requirements of the Audit Committee as described above, as well as its duties and responsibilities. The primary responsibility of the Audit Committee is to provide assistance to the Company in connection with the financial reporting process. The functions of the Audit Committee include making an annual recommendation of independent registered public accounting firm to the Company, reviewing the scope and results of the independent registered public accounting firm’s audit, monitoring the adequacy of the Company’s accounting, financial and operating controls, reviewing from time to time the Company’s periodic financial statements and other financial reports with management and with the independent registered public accounting firm, pre-approving audit services and permitted non-audit services and related fees, and reviewing with management and the independent registered public accounting firm the consolidated financial statements to be included in the Company’s annual report. The Board of Directors has determined that John A. White is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.

The Company has a Stock Option Committee, consisting of James C. Edenfield and J. Michael Edenfield. During fiscal 2007, this Committee acted once by unanimous consent and held no meetings. The functions of this Committee are to consider the grant of stock options under the Company’s 1997 Stock Plan to employees other than directors and executive officers and establish the terms of those options, as well as to construe and interpret the Plan and to adopt rules in connection therewith.

The Company has a Compensation Committee, consisting of Frederick E. Cooper (Chairman) and Parker H. Petit. During fiscal 2007, the Compensation Committee met on one occasion and acted once by unanimous consent. The Compensation Committee has authority to establish the compensation of Chief Executive Officer and to consult with the Chief Executive Officer about the compensation of the other named executive officers. In addition, the Compensation Committee, acting as the Special Stock Option Committee, has the authority to grant stock options to the Chief Executive Officer and the other named executive officers under the Company’s 2001 Stock Option Plan. See “Executive Compensation—Compensation Discussion and Analysis,” below, for a further discussion of the Compensation Committee and the functions it performs.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We believe that attracting, retaining and motivating effective executive officers is critical to the overall success of our business. To achieve these goals we have adopted executive compensation programs that we have designed to reward performance and emphasize the creation of shareholder value. Our Compensation Committee and Chief Executive Officer are responsible for establishing executive compensation policies and overseeing executive compensation practices. In the following Compensation Discussion and Analysis we describe the material elements of compensation for our executive officers identified in the Summary Compensation Table (the “named executive officers”). Our named executive officers are: J. Michael Edenfield, President and Chief Executive Officer; H. Allan Dow, Executive Vice President of Sales and Marketing; Vincent C. Klinges, Chief Financial Officer of the Company and of American Software, Inc.; and Don Thomas, Vice President, Customer Service. Please see the Summary Compensation Table below for detailed components of their fiscal 2007 compensation.

Oversight of Compensation Program

The Compensation Committee of the Board (the “Committee”) is responsible for establishing and reviewing the overall compensation philosophy of the Company. The Committee and the Chief Executive Officer together review and establish executive compensation plans. The Committee and the Chief Executive Officer share these responsibilities in the manner described below.

Role of Compensation Committee. The Committee reviews and establishes all elements of compensation of the Chief Executive Officer. The Committee also reviews and consults with the Chief Executive Officer about salaries and other compensation of the other executive officers and acts as the stock option committee with respect to stock option grants to all executive officers, including the Chief Executive Officer. In making decisions about stock option grants, the Committee obtains from American Software information about, and takes into consideration, stock option grants made or proposed to be made by American Software under its own stock option plan to the named executive officers of the Company.

Role of Chief Executive Officer. The Chief Executive Officer reviews and establishes all non-equity related elements of compensation of the executive officers of the Company and its subsidiaries, other than his own compensation. With respect to the major elements of executive compensation plans, the Chief Executive Officer consults with and seeks input from the Committee. The Chief Executive Officer has no direct authority in connection with stock option or stock appreciation rights awards to executive officers, but makes recommendations to the Committee regarding levels of awards to specific individuals.

J. Michael Edenfield. J. Michael Edenfield is Chief Executive Officer of the Company and also serves as Executive Vice President of American Software, which owns 88% of the common stock the Company. American Software’s common stock is publicly held and is listed on the Nasdaq Stock Market. As Mr. Edenfield’s day-to-day responsibilities focus primarily on Logility, the Compensation Committee of the Logility board of directors, by mutual agreement between the Company and American Software, has assumed responsibility for establishing most of the primary elements of his compensation, including his salary, annual bonus plan, participation in the Logility stock option plan and other employee benefits. The American Software compensation committee retains the authority to grant stock options to Mr. Edenfield under the American Software stock option plan, and communicates with the Logility compensation committee in order to coordinate stock option decisions.

Vincent C. Klinges. Vincent Klinges serves both as our Chief Financial Officer and as Chief Financial Officer of American Software. By mutual agreement between the Company and American Software, American Software establishes Mr. Klinges’ salary, annual bonus plan, participation in American Software’s stock option plan and other employee benefits. The Logility compensation committee retains the authority to grant stock options to Mr. Klinges under the Logility option plan, and communicates with the American Software compensation committee in order to coordinate stock option decisions.

Executive Compensation Philosophy

We believe that a compensation program which promotes our ability to attract, retain and motivate outstanding executives will help us meet our long-range objectives, thereby serving the interests of the Company’s shareholders. Our executive officer compensation program is designed to achieve these objectives:

•	Provide compensation opportunities that are competitive with those of companies of a similar size.

•	Create a strong connection between executives’ compensation and our annual and long-term financial performance.

•	Include above-average elements of financial risk through performance-based incentive compensation that offers an opportunity for above-average financial reward to executives.

•	Design incentive compensation benchmarks that closely align the interests of executive officers with those of our stockholders.

Elements of Compensation

Base Salaries. We establish the salaries of our named executive officers at levels that we believe are, when viewed in conjunction with their potential bonus income and stock option grants, competitive and reasonable in light of their experience, prior performance and level of responsibility. The Committee reviews and establishes the salary of our Chief Executive Officer, while the Chief Executive Officer reviews and establishes the salaries of our other officers, including the named executive officers, except that the compensation committee of the American Software Board of Directors establishes the salary of our Chief Financial Officer, Vincent C. Klinges, who also is a named executive officer of American Software.

Salaries of our named executive officers in fiscal 2007 are shown in the “Salary” column of the Summary Compensation Table, below.

Incentive Compensation. Each of our named executive officers has a bonus plan established during the first quarter of a fiscal year, covering that fiscal year. The Committee establishes the bonus plan for our Chief Executive Officer. Our Chief Executive Officer establishes the bonus plans for our other officers, including the other named executive officers, except that the compensation committee of the American Software Board of Directors establishes the bonus plan for our Chief Executive Officer, Vincent C. Klinges. In each case, the bonus plan is customized for the individual executive officer. We use these bonus plans, in tandem with stock option grants, as tools to attract and retain qualified executives while at the same time aligning their interests with those of our stockholders. To accomplish this, we establish bonus plans with attainable goals, using formulas tied to important factors that positively affect return on investment.

The following summarizes the incentive compensation arrangements for the named executive officers in the fiscal years ended April 30, 2007 and 2008:

J. Michael Edenfield. For fiscal 2007, the Committee established his base salary at $275,000 and approved certain perquisites, as set forth in the Summary Compensation Table, above. The Committee and Mr. Edenfield also agreed that he would have the opportunity to receive a bonus targeted at $350,000, based upon the Company’s achieving a specified target level of operating earnings, with a total potential bonus of $550,000. Based upon operating earnings actually achieved during fiscal 2007, Mr. Edenfield received a bonus of $389,266. For fiscal 2008, the Committee has established an incentive compensation plan for Mr. Edenfield similar to the plan in effect for fiscal 2007, providing for higher benchmark targets and a potential bonus targeted at $370,000, based upon the Company’s achieving a specified target level of operating earnings, with a total potential bonus of $600,000.

H. Allan Dow. For fiscal 2007, the Company established an incentive compensation plan whereby Mr. Dow was eligible for a potential bonus targeted at $220,000, based upon the Company’s achieving specified target levels of license fee revenues and operating earnings. Based upon results achieved during fiscal 2007, he received a bonus of $115,428. For fiscal 2008, the Company has established an incentive compensation plan for Mr. Dow similar to the plan in effect for fiscal 2007, providing for higher benchmark targets and a potential bonus targeted at $240,000.

Vincent C. Klinges. For fiscal 2007, Mr. Klinges received a bonus equal to 2.25% of the increase in operating profit of American Software in fiscal 2007 over fiscal 2006, excluding stock option-related expenses, with a maximum bonus of $60,000 and a minimum bonus of $7,500, provided that he remained with the Company on May 30, 2007. For fiscal 2008, his bonus arrangement remains the same, except that the maximum bonus is increased to $75,000 and the minimum bonus is increased to $9,000, and his continuation requirement is extended to June 30, 2008.

Donald L. Thomas. For fiscal 2007, the Company established an incentive compensation plan whereby Mr. Thomas was eligible for a potential bonus targeted at $55,000, based upon the Company’s achieving specified target levels of services and maintenance revenues (excluding Distribution Management license fees) and operating earnings. Based upon results achieved during fiscal 2007, he received a bonus of $45,229. For fiscal 2008, the Company has established an incentive compensation plan for Mr. Thomas similar to the plan in effect for fiscal 2007, providing for higher benchmark targets and a potential bonus targeted at $60,000.

Bonuses paid to our named executive officers in fiscal 2007 are shown in the “Bonuses” column of the Summary Compensation Table, below.

Stock Option Plan. The Committee, which is responsible for grants of stock options to the named executive officers, believes that granting stock options to executive officers is an effective means to reward them for their prior performance, to serve as incentive for promotion of Company profitability and other long-term objectives, and to maintain their overall compensation at competitive levels. Thus, option grants reflect both a retrospective and prospective approach to executive compensation. As compared to executive bonus plans, stock options address longer term compensation and incentives. To establish option grant levels, the Committee has monitored developments and trends among publicly held technology companies regarding equity and non-equity based incentive compensation. The Committee continues to believe that stock options represent the most efficient and effective means for the Company to achieve the compensatory and incentive objectives referred to above. The Compensation Committee has the authority, under both the current and proposed Stock Plans, to award stock appreciation rights (SARs) in addition to stock options. To date, the Committee has not awarded any SARs.

The Committee typically grants stock options to executive officers once annually, typically during the months of June or July, while the salary and bonus plans for executives are being considered and finalized. The option exercise prices are fixed as of the close of trading of our common stock on Nasdaq on the date on which the Committee meets to finalize its option decisions, which is the date of grant. Options granted to executives during fiscal 2007 and fiscal 2008 have terms of six years and vest ratably over a five-year period.

Personal Benefits and Perquisites. We provide a variety of health, retirement and other benefits to all employees. Our executive officers are eligible to participate in the benefit plans on the same basis as all other employees. These benefit plans include medical, dental, life and disability insurance. Our executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees except for limited supplemental insurance expense reimbursement and except for perquisites that the Committee has approved for J. Michael Edenfield. The perquisites of the named executive officers in fiscal 2007 were as set forth in the “All Other Compensation” column and footnote 2 to the Summary Compensation Table, below.

Pension Benefits. We do not provide pension benefit plans to our employees or to our named executive officers.

Non-Qualified Defined Contribution or Other Non-Qualified Deferred Compensation Plans. We do not provide non-qualified contribution plans or other non-qualified deferred compensation options to any of our employees or to our named executive officers.

Stock Purchase Plan. We formerly had in place a stock purchase plan for our employees, providing to them an opportunity to acquire our shares at a discount to market prices. We discontinued this plan several years ago after concluding that the cost of maintaining and accounting for such a plan exceeded the benefit that we perceived our employees gained from such a plan.

Impact of Regulatory Requirements

Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company’s chief executive officer and any other executive officer required to be reported to its stockholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. Section 409A of the Code provides for certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an accelerated of timing of inclusion in income of deferred compensation, as well as certain penalties and interest.

Although we consider the tax implications of Section 162(m) and Section 409A of the Code, we do not have a formal policy in place requiring that part or all compensation must qualify under these sections, in order to preserve flexibility with respect to the design of our compensation programs.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the Committee’s review and discussions with management, has recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in the our annual report on Form 10-K for the year ended April 30, 2007, as well as the Proxy Statement for the 2007 Annual Meeting.

Respectfully submitted by the Compensation Committee of the Board of Directors

Fredrick E. Cooper (Chairman)

Parker H. Petit

Compensation Committee Interlocks and Insider Participation

Messrs. Cooper and Petit have been selected by the Board of Directors to serve on the Compensation Committee. Neither member of the Committee was an officer or employee of the Company or had any relationship with the Company requiring disclosure under Securities and Exchange Commission regulations.

Summary Compensation Table for Fiscal 2007

The following table reflects compensation paid to the Company’s Chief Executive Officer, Chief Financial Officer and each of the other executive officers of the Company (referred to herein as the “named executive officers”).

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1)($)		Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (2)($)	Total ($)
J. Michael Edenfield President and Chief Executive Officer (3)	2007	275,000	389,266	-0-	132,268	(3)	-0-	-0-	23,022	819,556

H. Allan Dow Executive Vice President of Sales and Marketing	2007	190,000	115,428	-0-	52,122	(3)	-0-	-0-	13,260	370,810

Vincent C. Klinges Chief Financial Officer of the Company and of American Software, Inc. (4)	2007	174,000	60,000	-0-	67,526		-0-	-0-	-0-	301,526

Donald L. Thomas Vice President, Customer Service	2007	155,000	45,229	-0-	6,077	(3)	-0-	-0-	-0-	206,306

(1)	The value of stock and option awards in this column equals the accounting charge for equity compensation expense recognized by the Company in its fiscal year ended April 30, 2007 for stock options granted in that fiscal year and previous fiscal years as required by Statement of Financial Accounting Standards No. 123R. For discussion of relevant assumptions used in calculating grant date fair value and current year expense pursuant to FAS 123R, see Note 6 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2007.
(2)	Amounts shown as “All Other Compensation” are attributable to perquisites and other personal benefits, and to other items of compensation that are not reported elsewhere in the Summary Compensation Table. Perquisites and other personal benefits for J. Michael Edenfield include amounts reimbursed for medical insurance coverage obtained through the Company and paid by him, an automobile allowance and a club membership. Perquisites and other personal benefits for Mr. Dow consist of an automobile allowance.
(3)	Logility, Inc. is an 88%-owned subsidiary of American Software. All fiscal 2007 salary, bonus and other compensation amounts for Mr. Edenfield were paid by the Company. The amounts shown as Option Awards include the following amounts related to stock options granted by American Software: $89,754 for Mr. Edenfield, $12,335 for Mr. Dow and $231 for Mr. Thomas.
(4)	Thirty-nine percent of Mr. Klinges’ salary and bonus paid in fiscal 2007 was paid by Logility. The amount shown as Option Awards for Mr. Klinges relates to stock options granted by American Software.

Employment Agreements

We do not have formal employment contracts with our executive officers covering compensation matters. Accordingly, we set their compensation annually, under compensation plans individualized for each executive officer.

Change of Control Agreements

We do not have contracts that provide for compensation of our executive officers, or any of our other employees, that are triggered by change of control events. Stock option grants to our employees do, however, include provisions that cause the vesting of those options to be accelerated in the event of a change of control, as defined in our stock option plan.

Stock Options

Stock Option Plans

Logility, Inc. 1997 Stock Plan. We have outstanding stock options granted under the Logility, Inc. 1997 Stock Plan. This plan terminates effective August 7, 2007 and is proposed to be replaced with the Logility, Inc. 2007 Stock Plan, as discussed in “Proposal 2: Adoption of 2007 Stock Plan,” below. Options outstanding under the 1997 Stock Plan will remain in effect, but following the termination of that plan we will not be able to grant new options under that plan.

The 1997 Stock Plan was adopted by the Board of Directors, approved by the sole stockholder of the Company in August 1997 and amended by the stockholders of the Company at the 1998 and 2006 Annual Meetings. Up to 1,600,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to stock options granted under the Plan. Up to 300,000 stock appreciation right (“SAR”) units may be granted under the Plan, each SAR unit being equivalent to the appreciation in the market value of one share of Common Stock.

Of the 1,600,000 authorized option shares, as of June 30, 2007, 434,102 shares have been purchased pursuant to the exercise of stock options and 702,520 shares were subject to outstanding options, leaving 463,378 shares available for new options. The Company has not granted any SARs under the Plan. The following sections describe the 1997 Stock Plan:

Purpose of Plan. The purpose of the Plan is to attract and retain the best available talent and encourage the highest level of performance by officers, employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of the Company’s business.

Automatic Option Grants to Nonemployee Directors. Under the terms of the Plan, each independent, nonemployee director automatically receives an option to purchase 2,000 shares of Common Stock upon his or her election to the Board. Each non-employee director also automatically receives an option to purchase an additional 1,000 shares on the last day of each fiscal quarter. The exercise price of each option is equal to the fair market value of the Common Stock on the date the option is granted.

Administration. The Plan is administered by the Board of Directors and by the Stock Option Committee and the Special Stock Option Committee. The Special Stock Option Committee, composed of nonemployee directors, is responsible for the administration and granting of stock options and SARs to executive officers of the Company. The Stock Option Committee, consisting of other directors of the Company, is responsible for the administration and granting of stock options and SARs (collectively, “Awards”) to other employees and eligible persons. The Stock Option Committee is composed of James C. Edenfield and J. Michael Edenfield. The Special Stock Option Committee is composed of Frederick E. Cooper and Parker H. Petit. The members of these Committees are not eligible to participate in the portion of the Plan that they administer, except pursuant to the formula option grant program for non-employee directors.

Eligibility. All employees (137 persons as of April 30, 2007) and Directors of the Company are eligible to participate in the Plan. In addition, advisors and consultants to the Company may be eligible for Award grants if deemed appropriate by the Stock Option Committee.

Exercise Price of Stock Options and SARs. The exercise price per share of any stock option granted under the Plan is set in each case by the respective Committee. For incentive stock options granted under the Plan, the exercise price must be at least 100% of the fair market value of Common Stock on the date of grant (at least 110% for options granted to 10% stockholders). For nonqualified stock options granted the Plan, the exercise price may be less than the fair market value per share of Common Stock on the date upon which the option is granted. The base price of a SAR unit granted under the Plan must be at least 100% of the fair market value of the Common Stock on the date of grant. As of the close of business on April 30, 2007, the market value of the Common Stock was $9.85 per share.

Terms and Exercisability of Options and SARs. Options granted pursuant to the Plan generally expire on the sixth anniversary of the grant date. Options granted prior to March 2005, however, were exercisable for ten years. Any SARs granted under the Plan would expire not later than the fifth anniversary of the date of grant. Options granted pursuant to the Plan generally become exercisable in equal portions over a five-year period (other than options granted to non-employee directors, which vest immediately upon grant). For options granted prior to March 2005, the vesting period was four years (other than non-employee director options).

Death, Disability, Retirement or Termination of Employment. Following a participant’s termination of employment, Awards held by such person pursuant to the Plan generally are exercisable only with respect to the portions thereof in which the participant is then vested. Under the Plan, upon termination of employment, stock options remain exercisable for 90 days, or twelve months if termination results from death or disability, but in any event not beyond the original option term. Any SARs would be deemed to be exercised automatically upon termination of employment, to the extent vested.

Change of Control. The stock option agreements and SAR agreements (if any SARs are granted) provide that in the event of a Change in Control (as defined in the Plan) of the Company, or a threatened Change in Control of the Company as determined by the Board of Directors, outstanding Awards will automatically become fully exercisable, subject to the right of the individual Award holder to accept a substitute stock option or similar equity right from the surviving entity in the Change of Control transaction.

American Software Option Plan. As long as the Company remains a majority-owned subsidiary of American Software, officers and other employees of the Company will be eligible to receive grants of stock options under American Software’s stock option plan. The grant of such options, if any, will be entirely within the discretion of the respective committees of the American Software Board of Directors. James C. Edenfield, a Director of the Company, serves on one of the committees of the American Software Board that has authority over the American Software stock option plan.

Fiscal 2007 Grants of Stock Options

The following table discloses the potential payouts under the stock options awarded to the named executive officers for the fiscal year ended April 30, 2007.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)(2)	Closing Market Price ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J. Michael Edenfield	7/17/06 7/17/06	(4)	— —	— —	— —	— —	— —	— —	— —	40,000 40,000	5.97 8.18	5.97 8.18	67,200 184,800

H. Allan Dow	7/17/06 7/17/06	(4)	— —	— —	— —	— —	— —	— —	— —	40,000 40,000	5.97 8.18	5.97 8.18	67,200 184,800

Vincent C. Klinges	7/17/06	(4)	—	—	—	—	—	—	—	50,000	5.97	5.97	84,000

Donald L. Thomas	—		—	—	—	—	—	—	—	—	—	—	—

(1)	The stock options vest ratably on the first, second, third, fourth, and fifth anniversaries of the option grant date and expire in six years.
(2)	The exercise price is determined based on the closing price of the shares as traded on the Nasdaq Stock Market on the grant date.
(3)	For purposes of FAS 123R and this table, the grant date fair value or options is determined using the Black-Scholes option valuation model with the following assumptions: exercise price equal to fair market value of stock ($8.18 for Logility stock and $5.97 for American Software stock) on grant date; divided yield (0% for Logility options and 5.0% for American Software options); expected volatility rate (65% for Logility options and 43% for American Software options); risk-free interest rate (5.04% for Logility options and 5.0% for American Software options); and expected option term of 4.5 years.
(4)	These options were granted under the American Software 2001 Stock Option Plan and represent options to purchase shares of American Software common stock

2007 Outstanding Equity Awards at Fiscal Year-End

The table below discloses outstanding exercisable and unexercisable stock options outstanding as of April 30, 2007 for the named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
J. Michael Edenfield			—			—	—	—	—
Logility stock options	19,816 25,000 20,000 5,000 12,500 0	0 0 0 0 12,500 40,000		2.81 4.50 3.30 2.55 4.00 8.18	08/27/2008 06/16/2009 05/31/2011 12/04/2012 07/19/2014 07/17/2012
American Software stock options (3)	50,000 16,000 30,000 55,000 95,000 130,000 97,500 32,500 84,232 45,768 25,000 0 16,000 0 0 0	0 0 0 0 0 0 0 0 0 0 0 25,000 21,456 42,544 29,000 11,000		2.75 2.75 2.75 2.75 2.88 3.94 2.00 2.00 3.12 3.12 5.60 5.60 5.69 5.69 5.97 5.97	08/31/2008 08/31/2008 08/31/2008 08/31/2008 05/19/2009 06/22/2010 06/15/2011 06/15/2011 06/27/2012 06/27/2012 07/19/2014 07/19/2014 10/10/2011 10/10/2011 07/17/2012 07/17/2012
H. Allan Dow			—			—	—	—	—
Logility stock options	25,000 20,000 20,000 10,000 0	0 0 0 10,000 40,000		2.75 3.30 2.55 4.00 8.18	10/25/2010 05/31/2011 12/04/2012 07/19/2014 07/17/2012
American Software stock options (3)	75,000 30,000 45,000 0	0 0 0 40,000		1.91 1.76 2.96 5.97	11/22/2010 05/31/2011 09/04/2012 07/17/2012
Vincent C. Klinges			—			—	—	—	—
Logility stock options	5,000	0		10.00	12/20/2009
American Software stock options (3)	11,000 65,000 30,126 34,874 2,554 9,946 9,487 2,513 0 0	0 0 0 0 0 12,500 1,154 46,846 29,374 20,626		2.94 3.94 3.12 3.12 5.60 5.60 5.69 5.69 5.97 5.97	09/28/2009 06/22/2010 06/27/2012 06/27/2012 07/19/2014 07/19/2014 10/10/2011 10/10/2011 07/17/2012 07/17/2012
Donald L. Thomas			—			—	—	—	—
Logility stock options	6,000 4,000 5,000 5,000 5,000 10,000	0 0 0 0 0 5,000		14.50 4.50 10.00 3.30 2.55 4.00	10/07/2007 06/16/2009 12/20/2009 05/31/2011 12/04/2012 07/19/2014
American Software stock options (3)	20,000 5,000 5,000	0 0 0		3.88 1.76 2.96	05/23/2010 05/31/2011 09/04/2012

(1)	The number of shares underlying options awarded and the related exercise prices shown in the table are the amounts on the applicable grant date.
(2)	The stock option grants prior to March 2005 expire in ten years and vest ratably on the first, second, third and fourth anniversaries of the option grant date. The stock option grants during or following March 2005 expire in six years and vest ratably on the first, second, third, fourth and fifth anniversaries of the option grant date.
(3)	These options were granted under American Software stock option plans and represent options to purchase shares of American Software common stock.

2007 Option Exercises and Stock Vested

The following table sets forth the actual value received by the named executive officers upon the exercise of stock options in fiscal 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
J. Michael Edenfield	—	—	—	—
H. Allan Dow	—	—	—	—
Vincent C. Klinges	—	—	—	—
Donald L. Thomas	8,800	46,878	—	—

DIRECTOR COMPENSATION

During fiscal 2007, the Company compensated Directors who were not employed by the Company or its affiliates at the rate of $5,000 per annum, plus $1,000 for each meeting of the Board of Directors and $600 for each meeting of any committee of the Board that they attended.

Directors are eligible to receive stock option grants under the Stock Plan. Under the terms of the Stock Plan, Directors who are not employed by the Company automatically receive stock option grants of 2,000 shares each upon his initial election and additional 1000-share grants at the last day of each fiscal quarter thereafter, with exercise prices equal to the market price on those respective dates. These options become fully exercisable on the date of grant and expire six years after the grant date (ten years for options granted prior to March 2005). They do not terminate if the Director ceases to serve on the Board of the Company after the options become exercisable. Under this program, Fredrick E. Cooper, Parker H. Petit and John A. White each received option grants totaling 4,000 shares in fiscal 2007.

The following table provides compensation information for non-employee members of our Board for the fiscal year ended April 30, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Fredrick E. Cooper	11,000	-0-	18,374	-0-	-0-	-0-	29,374
Parker H. Petit	11,000	-0-	18,374	-0-	-0-	-0-	29,374
John A. White	14,250	-0-	18,374	-0-	-0-	-0-	32,624

(1)	The amounts shown in the “Option Awards” column equal the amounts we recognized during fiscal 2007 as compensation expenses for financial reporting purposes as a result of options granted in fiscal 2007. Stock options issued in fiscal 2007 were valued using the Black-Scholes option valuation model with the following assumptions: exercise price equal to fair market value of stock on the grant date; dividend yield of 0%; expected volatility rate of 57% to 65%; risk-free interest rate of 4.5% to 5.0%; and expected term of 4.5 years. We record the compensation associated with the options as expense in the year of grant.

RELATIONSHIP WITH AMERICAN SOFTWARE AND CERTAIN TRANSACTIONS

The Company and American Software have entered into various agreements (the “Intercompany Agreements”), including a Services Agreement, a Facilities Agreement and a Tax Sharing Agreement. These Agreements and the other Intercompany Agreements are further described in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2007, filed with the Securities and Exchange Commission. In fiscal 2007, the Company paid the following amounts to American Software under the terms of the Intercompany Agreements: Services Agreement—approximately $1,285,000 million; and Facilities Agreement—approximately $417,000. Under the Tax Sharing Agreement, the Company accrued a payable of approximately $101,000 and paid American Software $3.4 million during fiscal 2007.

As a result of the various transactions between the Company and American Software, amounts payable to and receivable from American Software arise from time to time. On April 30, 2007, there was a receivable from American Software in the amount of $1,167,000.

PROPOSAL 2: ADOPTION OF 2007 STOCK PLAN

General

On May 15, 2007, the Board of Directors adopted, subject to shareholder approval, a new equity compensation plan entitled the “Logility, Inc. 2007 Stock Plan,” to replace the Logility, Inc. 1997 Stock Plan, which is expiring August 7, 2007. Grants that may be made under the 2007 Stock Plan (hereinafter referred to as the “New Plan”) are not currently determinable.

Under the New Plan, the Company may grant options to acquire up to an aggregate of 500,000 shares of common stock. Options may be granted to executive officers or other key employees of the Company or any subsidiary, an advisor or consultant to the Company or any subsidiary, or a member of the Board of Directors. Option grants to Directors and to officers who are subject to Section 16 of the Securities Exchange Act of 1934 are intended to comply with the requirements of Rule 16b-3. Options may be either incentive stock options or nonqualified stock options. The New Plan also allows the Company to grant up to 300,000 stock appreciation right (SAR) units, with each unit being equivalent to one share of common stock. When a SAR unit is awarded, the “unit grant price” is established as the fair market value of one share of common stock on the date of the award. Upon exercise, the participant received, in cash (less tax and other withholdings) an amount equal to the excess of (i) the fair market value of the common stock on the date of exercise over (ii) the unit grant price, and with such excess being multiplied by (iii) the number of SAR units being exercised.

The number of options or SARs granted will be determined by the particular committee that administers such grants. See “Administration,” below. Option grants to nonemployee directors shall be nonqualified stock options, the number of which is fixed by the New Plan as follows: each nonemployee director who is newly elected or appointed subsequent to the date on which the New Plan becomes effective will be granted an option to purchase 2,000 shares of common stock upon his or her election or appointment, and thereafter will be granted an option to purchase 1,000 shares of common stock as of the last day of each fiscal quarter, beginning on the last day of the first full fiscal quarter following his or her election or appointment.

The following summary of the proposed New Plan is qualified in its entirety by reference to the full text of the New Plan, which governs in the event of any conflict. A copy of the proposed New Plan is attached to this proxy statement as Appendix A.

Purpose of Plan

The purpose of the New Plan is to attract and retain the best available talent and encourage the highest level of performance by officers, employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of the Company’s business.

Shares Subject to the New Plan

The shares of common stock that may be issued under stock options granted pursuant to the New Plan cannot exceed in the aggregate 500,000 shares, and the maximum number of SAR units is 300,000 units, in each case subject to adjustment as provided below. Shares of common stock issued pursuant to exercised stock options may be shares of original issuance or treasury shares. Any shares that are subject to stock options granted under the New Plan that are terminated, expire unexercised, are forfeited or are surrendered will again be available for issuance under the New Plan.

The Board or the applicable stock option committee makes or provides for such adjustments in the maximum number of shares, in the number of shares covered by outstanding options granted under the New Plan, in the option exercise price applicable to any such options or in the kind of shares covered under the New Plan (including shares of another issuer), as the Board or such committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants that otherwise would result from any stock dividend, stock split, combination, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

Administration

The New Plan is administered by the Board of Directors and by the Stock Option Committee and the Special Stock Option Committee. The Special Stock Option Committee, composed of nonemployee directors, is responsible for the administration and granting of stock options and SARs to executive officers of the Company. The Stock Option Committee, consisting of other directors of the Company, is responsible for the administration and granting of stock options and SARs (collectively, “Awards”) to other employees and eligible persons. The Stock Option Committee is composed of James C. Edenfield and J. Michael Edenfield. The Special Stock Option Committee is composed of Frederick E. Cooper and Parker H. Petit.

Eligibility

All Directors and employees (137 persons as of April 30, 2007) are eligible to participate in the New Plan. Additionally, advisors and consultants to the Company may be eligible for Award grants, if deemed appropriate by the Stock Option Committee.

Exercise Price

The exercise price per share of any stock option granted under the New Plan is set in each case by the respective Committee that administers the New Plan or the entire Board. For all stock options granted under the New Plan, the exercise price must be at least 100% of the fair market value of common stock on the date of grant (110% for 10% stockholders if the stock option is an incentive stock option). For option grants to Nonemployee Directors, which will be nonqualified stock options, the exercise price per share shall be equal to 100% of the fair market value of the common stock on the date of grant. As of the close of business on June 30, 2007, the market value of common stock was $11.02 per share.

Terms of Options

Option terms may be for up to ten years. The terms of individual option grants are determined by the particular Board committee granting the option, as discussed above in “Administration”. If the committees continue their current practices, options granted pursuant to the New Plan generally will expire on the sixth anniversary of the grant date and will become exercisable in equal portions over a five-year period (other than options granted to non-employee directors, which vest one year following the date of grant). Any SARs granted under the New Plan would expire not later than the fifth anniversary of the date of the SAR award.

Exercise of Options

Options granted pursuant to the New Plan are exercisable according to the terms of the New Plan and at such times and under such conditions as determined by the Committee that administers the option and as set forth in the option grant agreement relating to the options being exercised. Upon the exercise of an option, the participant may either make payment (i) in full by payment of cash or check acceptable to the Company equal to the exercise price and any required tax withholding payment; or (ii) if approved by the Company, by the transfer to the Company of shares of Company stock owned by the participant for at least six months, having an aggregate fair market value per share at the date of exercise equal to the aggregate option price (except at a time when the Company is prohibited from purchasing or acquiring its own shares).

Non-Assignability of Options

An option granted under the New Plan is not transferable other than by will or the applicable laws of descent and distribution. During the lifetime of a participant, options may be exercised only by such participant or his guardian or legal representative.

Death, Disability, Retirement or Termination of Employment

Following a participant’s termination of employment, Awards held by such person pursuant to the New Plan are generally exercisable only with respect to the portions thereof in which the participant is then vested. Under the New Plan, upon termination of employment, stock options remain exercisable for 90 days, or twelve months if termination results from death or disability, but in any event not beyond the original option term. SARS may be exercised for 30 days after termination of employment other than termination for cause, or within one year if termination results from death or disability but not later than the expiration date of the SAR.

Change of Control

Currently, option agreements relating to options granted under the New Plan generally provide for exercise of the option prior to normal vesting in the event the Company (i) is merged, consolidated or reorganized into or with another company and, as a result, less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors (“Voting Stock”) of such corporation immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction; (ii) sells or transfers all or substantially all of the assets of the Company and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding Voting Stock immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer; (iii) any person has become the beneficial owner of securities representing 50% or more of the combined voting power of the then-outstanding voting stock of the Company other than by gift or inheritance; or (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease to constitute a majority thereof, subject to certain exceptions, including situations where continuing directors approve the addition of new directors. The New Plan provides that in the event of a Change of Control, the Board may either accelerate vesting as described above or may cancel all current options and SARS and replace them with awards relating to the purchase of securities issued by the acquiring entity.

Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of an option or a SAR under the New Plan and the subsequent disposition of shares of common stock acquired upon such exercise. Under the New Plan, at the time of grant the respective Committee designates each option either an incentive stock option or a nonqualified stock option, with differing tax consequences to the participant and to the Company for each type of option.

Nonqualified Options

The grant of a nonqualified option will not result in any immediate tax consequence to the Company or the participant. Upon exercise of a nonqualified option granted under the New Plan, the amount by which the fair market value on the date of exercise of the shares received upon such exercise exceeds the option price will be taxed as ordinary income to the participant, and the Company generally will be entitled to a deduction in an equal amount in the year the option is executed. Such amount will not be an item of tax preference to a participant.

Upon the subsequent disposition of shares acquired upon the exercise of an option (“Option Stock”), a participant may realize short-term or long-term capital gain or loss (assuming such shares of Option Stock constitute capital assets in a participant’s hands), depending upon the holding period of such shares of Option

Stock, equal to the difference between the selling price and the tax basis of the shares of Option Stock sold. The tax basis for this purpose will equal the sum of the exercise price and the amount of ordinary income realized by the participant as a result of such exercise.

Incentive Options

Neither the grant nor the exercise of an incentive stock option will have any immediate tax consequences to the Company or the participant. (However, in calculating income for purposes of computing an individual participant’s alternative minimum tax, the favorable tax treatment generally accorded incentive stock options is not applicable.)

When a participant sells Option Stock received upon the exercise of his incentive stock options, any amount he receives in excess of the option price will be taxed as a long-term capital gain at the maximum applicable tax rate (and any loss will be a long-term capital loss) if he has held his shares for at least two years from the date of granting the option to him and for at least one year after the issuance of such shares to him. If the shares are not held for more than two years from the date of granting the option to him or are not held for more than one year after the issuance of such shares, (i) ordinary income will be realized in the year of the disposition in an amount equal to the difference between the fair market value of the shares on the date the option was exercised and the option price, and (ii) either capital gain or loss will be recognized in an amount equal to the difference between the selling price and the fair market value of the shares on the date the option was exercised. If the selling price is less than the fair market value on the date the option is exercised, but more than the exercise price, (i) ordinary income equal to the difference between the exercise price and the fair market value on the date of exercise is recognized, and (ii) a capital loss equal to the difference between the fair market value on the date of exercise and the sales price results.

The Company is not permitted to take a deduction for federal income tax purposes because of the granting or exercise of any incentive stock option, except to the extent that ordinary income may be realized by a participant on the exercise or sale of Option Stock.

Stock Appreciation Rights

The grant of a SAR is not a taxable event to the Company or the participant. When a participant exercises a SAR, the excess of the fair market value of the common stock at the time of exercise over the unit grant price, multiplied by the number of units exercised will be taxed as ordinary compensation income to the participant.

The Company may claim a deduction for federal income tax purposes for compensation paid in an equal amount after the participant has exercised the SAR.

Termination

The New Plan will terminate on May 15, 2017, the tenth anniversary of the date that it was adopted by the Board of Directors of the Company, unless sooner suspended or terminated by the Board. In general, no such suspension or termination will have any effect on outstanding awards without the consent of the participant.

Board Recommendation

The Board of Directors believes it is in the best interest of the Company and its stockholders to approve the New Plan so that the Company will be able to continue to provide adequate incentives and to attract and retain the services of competent personnel. Therefore, the Board of Directors recommends to the stockholders the adoption of the New Plan. The affirmative vote of a majority of the shares in attendance or represented by proxy and entitled to vote at the Stockholders Meeting is required for approval of the New Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSED APPROVAL OF THE 2007 STOCK PLAN.

AUDIT COMMITTEE REPORT AND INDEPENDENT AUDITORS

Audit Committee Report

The following is the Audit Committee Report of the Board of Directors of Logility, Inc. for the fiscal year ended April 30, 2007.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix B to this proxy statement. As set forth in the charter, the Audit Committee’s job is one of oversight. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows to the Company in conformity with generally accepted accounting principles.

In fulfilling its responsibilities with respect to the fiscal year 2007 audit, the Audit Committee: (1) reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2007 with Company management and KPMG LLP (“KPMG”), the Company’s independent auditors; (2) discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and (3) received written disclosures and the letter from KPMG regarding its independence as required by Independence Standards Board No. 1. The Audit Committee discussed with KPMG the independence of KPMG from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2007 for filing with the Securities and Exchange Commission.

The Nasdaq listing requirements require audit committees to be composed of not less than three members who are “independent directors,” as that term is defined in the listing requirements. The Audit Committee believes that its members meet the definition of “independent directors” set forth in those rules.

By the Audit Committee:

John A. White, Chairman

Frederick E. Cooper

Parker H. Petit

Independent Auditors

General. During the fiscal year ended April 30, 2007, the Company engaged KPMG LLP to provide certain audit services, including the audit of the annual consolidated financial statements, quarterly reviews of the consolidated financial statements contained in the Company’s Forms 10-Q filed with the SEC, services performed in connection with filing this Proxy Statement and the Company’s Annual Report on Form 10-K, attendance at meetings with the Audit Committee and consultation on matters relating to accounting, tax and financial reporting. KPMG has acted as independent registered public accounting firm for the Company since 1997. Neither KPMG nor any of its associates has any relationship to the Company or any of its subsidiaries except in its capacity as independent registered public accounting firm.

The Company expects that representatives of KPMG will attend the Annual Meeting of Stockholders. These representatives will be available to respond to appropriate questions raised orally and will be given the opportunity to make a statement if they so desire. The Audit Committee has appointed KPMG as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2008.

Audit Fees and All Other Fees. The aggregate fees billed to the Company by KPMG for services rendered during fiscal 2007 and fiscal 2006 are summarized below:

Audit Fees. Fees for audit services totaled approximately $310,347 in fiscal 2007 and approximately $245,000 in fiscal 2006, including fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q.

Audit Related Fees. There were no fees for audit related services in fiscal 2007 and in fiscal 2006.

Tax Fees. KPMG did not bill any fees to the Company for tax services, including tax compliance, tax advice and tax planning in fiscal 2007 or in fiscal 2006.

All Other Fees. KPMG did not receive fees for other services not described above in fiscal 2007 or in fiscal 2006.

During fiscal 2007, KPMG did not utilize any leased personnel in connection with the audit.

In accordance with the rules of Nasdaq and the SEC, the Audit Committee has the authority to pre-approve all independent audit engagement fees and terms and pre-approve all permitted non-audit engagements (including the fees and terms thereof) to be performed for the Company by the independent registered public accounting firm.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of June 30, 2007 (unless otherwise indicated), the beneficial ownership of Common Stock of the Company by (i) each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock; and (ii) each current director, each nominee for director, each of our named executive officers, and our executive officers and directors as a group. Unless otherwise noted, (i) we believe that the beneficial owner set forth in the table has sole voting and investment power, and (ii) the address of each person listed below is 470 East Paces Ferry Road, N. E., Atlanta, Georgia 30305.

NAME OF BENEFICIAL OWNER OR DESCRIPTION OF GROUP	SHARES BENEFICIALLY OWNED		PERCENT (1)
Beneficial owners of more than 5%
American Software, Inc.	11,300,000		87.3%
James C. Edenfield	11,300,000	(2)	87.3%
Thomas L. Newberry	11,300,000	(2)	87.3%
Directors and Named Executive Officers
Frederick E. Cooper	33,000	(3)	0.3%
H. Allan Dow	136,721	(4)	1.1%
James C. Edenfield	11,300,000	(2)	87.3%
J. Michael Edenfield	131,750	(5)	1.0%
Vincent C. Klinges	5,000	(3)	—
Parker H. Petit	43,000	(6)	0.3%
Donald L. Thomas	32,500	(3)	0.3%
John A. White	42,500	(6)	0.3%
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (9 Persons)	444,287	(7)	88.5%

(1)	Based on a total of 12,937,998 shares outstanding as of June 30, 2007, plus any shares issuable pursuant to options held by the person or group in question that are currently exercisable or which may be exercised within 60 days of that date (“60-day options”).
(2)	Consists solely of shares held by American Software, Inc. Mr. Edenfield and Dr. Newberry have filed amended Schedule 13Gs with the Securities and Exchange Commission stating that they, acting as a group, share voting power with respect to all shares of American Software beneficially held by them. Mr. Edenfield and Dr. Newberry together own or have the option to acquire within 60 days 100% of the outstanding Class B Common Shares of American Software. If all Class B Common Shares were converted into Class A Common Shares, Mr. Edenfield and Dr. Newberry would share beneficial ownership of 3,227,049 Class A Common Shares of American Software, which would represent approximately 57.5% of the total Class A Common Shares that would be issued and outstanding after such conversion. Under the American Software articles of incorporation, the holders of Class B Common Shares, as a class, have the right to elect a majority of the board of directors of American Software. Accordingly, both Mr. Edenfield and Dr. Newberry may be deemed to share beneficial ownership of the Common Stock of the Company held by American Software by virtue of this voting control.
(3)	Consists of shares subject to 60-day options.
(4)	Includes 88,000 shares subject to 60-day options.
(5)	Includes 96,566 shares subject to 60-day options.
(6)	Includes 40,000 shares subject to 60-day options.
(7)	Includes 335,066 shares subject to 60-day options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and holders of more than 10% of the Common Stock of the Company are required under regulations promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review by the Company of filings made under Section 16(a) of the Exchange Act and representations from its executive officers and directors, all of the reports required to be filed by its executive officers and directors during fiscal 2007 were filed on a timely basis.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be forwarded in writing and received at the principal executive offices of the Company no later than April 1, 2008 directed to the attention of the Secretary, to be considered for inclusion in the Company’s proxy statement for that Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, employees of the Company may solicit proxies by telephone, in writing or in person. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record and will reimburse such persons for any reasonable expense in forwarding the material.

Copies of the 2007 Annual Report of the Company are being mailed to stockholders together with this Proxy Statement, proxy card and Notice of Annual Meeting of Stockholders. Additional copies may be obtained from Pat McManus, 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2007 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS BENEFICIALLY OR OF RECORD AT THE CLOSE OF BUSINESS ON JULY 13, 2007 ON REQUEST TO PAT McMANUS, 470 EAST PACES FERRY ROAD, N.E., ATLANTA, GEORGIA 30305.

By Order of the Board of Directors,

James R. McGuone, Secretary

Atlanta, Georgia

July 30, 2007

APPENDIX A

LOGILITY, INC.

2007 STOCK PLAN

LOGILITY, INC.

2007 STOCK PLAN

LOGILITY, INC.

2007 STOCK PLAN

INTRODUCTION

The purpose of the Logility, Inc. 2007 Stock Plan (the “Plan”) is to further the growth and development of Logility, Inc., a Georgia corporation (the “Company”), by affording an opportunity for stock ownership to selected Employees of the Company, members of the Company’s Board, consultants and advisors. The Plan is intended to attract and retain the best available talent and encourage the highest level of performance by executive officers, key employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of the Company’s business in order to serve the best interests of the Company. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as such terms are hereinafter defined. Participants in the Plan may also receive Stock Appreciation Rights, as hereinafter defined, in lieu of or in addition to Options.

ARTICLE I. DEFINITIONS

When used in this Plan, the following capitalized terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

1.1 Act means the Securities Exchange Act of 1934 as in effect from time to time.

1.2 Award means the grant of Options or Stock Appreciation Rights under the Plan.

1.3 Board means the Board of Directors of Logility, Inc.

1.4 Cause means “cause,” as defined in the Participant’s employment agreement, if applicable. If the Participant has not entered into an employment agreement with the Company or a Subsidiary that includes a definition of “cause”, then Cause shall mean a termination on account of dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, a conviction or confession of a crime punishable by law (except minor violations), or a material breach of any agreement with the Company or a Subsidiary, in each such case as determined by the applicable Committee, and its determination shall be conclusive and binding. Such actions constituting “Cause” shall include, without limitation, a violation of the Company’s Code of Business Conduct and Ethics. A Participant who agrees to resign from his or her affiliation with the Company or a Subsidiary in lieu of being terminated for Cause shall be deemed to have been terminated for Cause for purposes of the Plan.

1.5 Change in Control Event means the occurrence, prior to the expiration of a Stock Option or Stock Appreciation Right, of any of the following events:

(a) the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors (“Voting Stock”) of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

(b) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

(c) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Act, disclosing that any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Act), other than American Software, Inc., has become the direct or indirect beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Act) of securities representing 50% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

(d) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

(e) if, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (e) each director who is first elected, or first nominated for election by the Company’s stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period; and provided further that this clause (e) shall not commence applicability until such time as at least five directors are serving concurrently on the Board, but shall apply thereafter regardless of the number of directors.

Notwithstanding the foregoing provisions of clauses (c) or (d) above, unless otherwise determined in a specific case by majority vote of the Board, a “Change in Control” will not be deemed to have occurred for purposes of clause (c) or clause (d) above solely because (1) the Company or (2) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Act disclosing beneficial ownership by it of shares of Voting Stock of the Company, whether in excess of 50% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof.

1.6 Code means the Internal Revenue Code of 1986, as amended from time to time.

1.7 Committee shall mean the Stock Option Committee with respect to Awards granted by the Stock Option Committee, and the Special Stock Option Committee with respect to Awards granted by the Special Stock Option Committee.

1.8 Common Stock or Stock means the Company’s common stock and any share or shares of the Company’s capital stock hereafter issued or issuable in substitution for such shares of common stock.

1.9 Company means Logility, Inc.

1.10 Continuous Service means the period of service for the Company or a Subsidiary that is not interrupted (other than pursuant to the Company’s or the Subsidiary’s paid time off policy or as required by law) or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the affiliated entity for which the Participant renders such service, provided that there is otherwise no interruption or termination of the Participant’s Continuous Service. The applicable Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, other than a leave pursuant to the Company’s paid time off policy or as required by law.

1.11 Disability is determined by the administrator of any long term disability plan which covers the Participant that is maintained by the Company or any business that controls or is under common control with the Company within the meaning of Code Sections 414(b) and (c). If no such long-term disability plan covers the Participant, “Disability” shall mean the date on which the Company makes a final determination that the Participant is suffering from a physical or mental impairment which the Company determines renders the Participant physically or mentally unable to continue to fulfill his or her duties as an active Employee at his or her assigned level of responsibility or competence, and which thereafter prevents him or her from being able to resume such duties or their equivalent.

1.12 Effective Date means the effective date of the Plan as specified in Article 2.

1.13 Employee means a common law employee of the Company or a Subsidiary and any person who has accepted a binding offer of employment from the Company or a Subsidiary.

1.14 Executive Officer means an “executive officer” of the Company as defined in Rule 3b-7 under the Act.

1.15 Exercise Price with respect to an Option means the purchase price per share specified in the Option Agreement for such Option.

1.16 Fair Market Value means the value of the Common Stock, determined by the NASDAQ National Market System’s closing price for the Common Stock reflected in The Wall Street Journal or another publication selected by the Board. If on the relevant date for determining Fair Market Value the NASDAQ National Market System is not in session or there is no closing price for the Common Stock, for any reason, then the Fair Market Value shall be determined as of the next preceding date for which a closing price is available. If the Common Stock is not traded on the NASDAQ National Market System on the relevant date for determining Fair Market Value, or if deemed appropriate by the Board for any other reason, the Fair Market Value of the Common Stock shall be as determined by the Board in such other manner as it may deem appropriate.

1.17 Incentive Stock Option means any Option granted to an eligible Employee under the Plan which the Committee intends at the time the Option is granted to be an Incentive Stock Option within the meaning of Code Section 422.

1.18 Nonqualified Stock Option means any Option granted to an eligible Employee under the Plan to purchase stock that is not an Incentive Stock Option.

1.19 Option means and refers collectively to Incentive Stock Options and Nonqualified Stock Options.

1.20 Option Agreement means the agreement specified in Section 6.3.

1.21 Participant means any Employee, member of the Board or consultant or advisor to the Company or a Subsidiary who is granted an Award under the Plan. Participant also means the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

1.22 Repriced means any amendment or adjustment of the Exercise Price of an Option through amendment, cancellation, replacement Awards or any other means. Repriced shall also include any other action considered a repricing under requirements of the NASDAQ National Market System.

1.23 Special Stock Option Committee means a committee appointed by the Board in accordance with the requirements of Section 3.1.

1.24 Stock Appreciation Right or SAR means the right of a Participant, without payment to the Company (except for applicable withholding taxes), to receive the excess of the Fair Market Value per Unit on the date on which a Stock Appreciation Right is exercised over the Unit Grant Price as provided in the Stock Appreciation Right agreement, multiplied by the number of Units exercised. A Stock Appreciation Right may be exercised in whole or in part, and if exercised in part the excess above the Unit Grant Price is calculated only on those Units as to which the Stock Appreciation Right is exercised.

1.25 Stock Option Committee means the Stock Option Committee appointed by the Board in accordance with the provisions of Section 3.2. Prior to the appointment of such a Committee, the Board shall be deemed the Stock Option Committee.

1.26 Subsidiary means any business in which the Company has a “controlling interest” as defined in Treas. Reg. Section 1.414(c)-2(b)(2)(i), except that 50% ownership interest is substituted where that regulation requires an 80% interest.

1.27 Unit means a share of Common Stock covered by a Stock Appreciation Right which, although not issued to the Participant, is used to measure, at any particular time, the amount payable to the Participant upon exercise of such Stock Appreciation Right.

1.28 Unit Grant Price shall be determined in accordance with the provisions of Section 7.2(a).

ARTICLE 2. EFFECTIVE DATE

The Effective Date of the Plan shall be the date on which the Plan was adopted by the Board of Directors of the Company, May 15, 2007.

ARTICLE 3. ADMINISTRATION

3.1 Special Stock Option Committee. The Special Stock Option Committee shall be appointed by the Board, shall consist of two or more non-Employee, independent members of the Board, and in the judgment of the Board, shall be qualified to administer the Plan as contemplated by (i) Rule 16b-3 under the Act (or any successor rule) including, without limitation, the possession of authority by the Special Stock Option Committee to limit the time of exercise of Options and the grant of Stock to specified periods, (ii) Section 162(m) of the Code, as amended, and the regulations thereunder (or any successor Section and regulations) and (iii) any rules and regulations of the NASDAQ Stock Market (or such other stock exchange on which the Stock is traded). Members of the Special Stock Option Committee may not possess an interest in any transaction for which disclosure is required under Section 404(a) of Regulation S-K under the Act or be engaged in a business relationship that must be disclosed under Section 404(a) and must qualify as “outside directors” as defined in Section 162(m) of the Code and regulations thereunder. Any member of the Special Stock Option Committee who does not satisfy the qualifications set out in the preceding sentence may recuse himself or herself from any vote or other action taken by the Special Stock Option Committee. The Board may, at any time and in its complete discretion, remove any member of the Special Stock Option Committee and may fill any vacancy of the Special Stock Option Committee. Any member of the Special Stock Option Committee shall be deemed to have resigned automatically from the Committee upon his or her termination of service on the Board. The Special Stock Option Committee shall have the authority to grant Awards to Employees who are Executive Officers.

3.2 Stock Option Committee. The Stock Option Committee shall be appointed by the Board, and in the judgment of the Board, shall be qualified to administer the Plan. The Board may, at any time and in its complete discretion, remove any member of the Stock Option Committee and may fill any vacancy of the Stock Option Committee. Any member of the Stock Option Committee shall be deemed to have resigned automatically from the Committee upon his or her termination of service on the Board. The Stock Option Committee shall have the authority to grant Awards to Employees who are not Executive Officers, and to consultants and advisors of the Company.

3.3 Meetings and Actions. The applicable Committees shall hold meetings at such times and places as they may determine. A majority of the members of a Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be final, binding and conclusive upon all persons, including the Company, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

3.4 Powers of the Committee. The applicable Committee shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan, and to prescribe, amend and rescind rules and regulations for administration of the Plan. In selecting Participants, the applicable Committee shall take into consideration the contribution the Participant has made or may make to the success of the Company and such other factors as such Committee shall determine. Subject to the provisions of the Plan, the applicable Committee shall have all powers vested in it by the terms of the Plan, such powers to include the authority to:

(a)	Select the individuals to be granted Awards under the Plan;

(b)	Determine the terms, conditions, form and amount of the Awards to be made to each person selected;

(c)	Determine the time when Awards are to be made and any conditions which must be satisfied before an Award is made; and

(d)	Establish objectives and conditions for earning Awards.

3.5 Interpretation of Plan. The Company shall have the authority to correct any defect, supply any omission, or reconcile any inconsistency with respect to the Plan. The determination of the Company as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company’s stockholders and all persons having any interest in Awards that may be or have been granted pursuant to the Plan. The applicable Committee may correct any defect, supply any omission, or reconcile any inconsistency in any agreement entered into hereunder with respect to Awards.

3.6 Director Stock. The Board shall be responsible for the administration of Awards granted under Section 6.2.

ARTICLE 4. STOCK AND SARs SUBJECT TO THE PLAN

4.1 Plan Limits. Subject to the provisions of Section 4.3, the aggregate number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 500,000 shares. Common Stock that may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose. Subject to the provisions of Section 4.3, the Units on which Stock Appreciation Rights may be based will not exceed in the aggregate 300,000 Units.

4.2 Unused Stock and Units. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, is forfeited or repurchased by the Company, in whole or in part (other than upon exercise of an Option), the Common Stock subject to such Option (and as to which the Option had not been exercised) shall continue to be available under the Plan or revert to the Plan to again be available for issuance of Options under the Plan. Common Stock underlying vested and exercised Options shall not be available for future Option grants. Any Units on which Stock Appreciation Rights are based will again be available for the granting of Stock Appreciation Rights under Article 7 if the Stock Appreciation Rights that were based on those Units are terminated, expire unexercised, forfeited or surrendered.

4.3 Adjustment for Change in Outstanding Shares.

(a) In General. If there is any change (increase or decrease) in the outstanding shares of Common Stock that is effected without receipt of additional consideration by the Company, by reason of a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances not involving the receipt of consideration by the Company, then in each such event, the Company shall make an appropriate adjustment in the aggregate number of shares of Common Stock or Units available under the Plan, the number of shares of Common Stock or Units subject to each outstanding Award and the Exercise Price or Unit Grant Price in order to prevent the dilution or enlargement of any Participant’s rights. In the event of any adjustment in the number of shares of Common Stock or Units covered by any Award, including those provided in paragraph (b) below, each such Award shall cover only the number of full shares or full Units resulting from such adjustment. The Plan Administrator’s determinations in making any adjustment shall be final and conclusive.

(b) Adjustments for Certain Distributions of Property. If the Company at any time distributes with respect to its Common Stock securities or other property (except cash or Common Stock), a proportionate part of those securities or other property shall be set aside and delivered to the Participant when he or she exercises an Option. The securities or other property shall be in the same ratio to the total securities and property set aside for Participants as the number of shares of Common Stock with respect to which the Option is then exercised is to the total shares of Common Stock subject to the Option. Furthermore, the Company shall Reprice Units to reflect the value of such securities or other property (except cash or Common Stock) which may be distributed with respect to the Company’s Common Stock.

(c) Exceptions to Adjustment. Except as expressly provided herein, the issue by the Company of Common Stock of any class, or securities convertible into or exchangeable for Common Stock of any class, for cash or property or for labor or services, or upon sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for Common Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock or Units subject to any Award granted under the Plan.

4.4 Retention of Rights. The existence of the Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company’s capital structure or its business, or a merger or consolidation of the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Common Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether similar to the foregoing or not.

4.5 Cancellation of Award. The applicable Committee may at any time cancel an Award, whether vested or unvested, if the Participant holding the Award is terminated for Cause.

ARTICLE 5. ELIGIBILITY

5.1 Eligible Employees. All full-time and part-time Employees are eligible to receive an Award at the discretion of the applicable Committee (either the Special Stock Option Committee with respect to Executive Officers or the Stock Option Committee with respect to all other Employees).

5.2 Board. Members of the Board shall receive Options in accordance with Section 6.2.

5.3 Consultants and Advisors. Any consultant or advisor who renders bona fide services to the Company or a Subsidiary, which services are not in connection with the offer or sale of securities in a capital-raising transaction, is eligible to receive an Award at the discretion of the Stock Option Committee.

ARTICLE 6. STOCK OPTIONS

6.1 Grant of Options. The applicable Committee may from time to time in its discretion determine which of the Employees should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares of Common Stock subject to such Options, the dates on which such Options are to be granted, the duration of such Options and the vesting schedule for exercise of such Options. To the extent that an Option is granted under which the aggregate Fair Market Value (determined as of the time each Option is granted) of the Common Stock with respect to which any of such Employee’s Options are exercisable for the first time during a calendar year exceeds $100,000, the Options granted that exceed the annual limitation shall be deemed to be Nonqualified Stock Options rather than Incentive Stock Options. Options granted by the Special Stock Option Committee are intended to comply with and otherwise satisfy the requirements of Rule 16b-3. To the extent that (i) any provision of the Plan applicable to an Option granted pursuant to this Section 6 or (ii) any act of the Board, the Stock Option Committee or the Special Stock Option Committee would cause such Option to fail to satisfy or comply with any requirement of Rule 16b-3, such provision or act will be deemed null and void for purposes of such Option.

6.2 Stock Options for Nonemployee Directors. Each Nonemployee Director newly elected or appointed to the Board will be granted a Nonqualified Stock Option effective upon his or her initial election or other appointment to the Board to purchase 2000 shares of Common Stock. Each Nonemployee Director will also be granted an additional Nonqualified Stock Option to purchase 1000 shares of Common Stock as of the last day of each fiscal quarter following his or her initial option grant under this Section 6.2, beginning on the last day of the first complete fiscal quarter following such date, provided that such individual has served continually as a Nonemployee Director through the close of business on such date. Each grant will specify (1) the Option Price, which will be equal to the Fair Market Value on the Date of Grant, and (2) a date on which the Options will expire. Stock Options granted pursuant to this Section shall be exercisable immediately upon being granted. Stock Options granted pursuant to this Section are intended to comply with and otherwise satisfy the requirement of Rule 16b-3. To the extent that (i) any provision of the Plan applicable to a Stock Option granted pursuant to this Section, or (ii) any act of the Board, Stock Option Committee or Special Stock Option Committee would cause such Stock Option to fail to satisfy or comply with any requirements of Rule 16b-3, such provision or act will be deemed null and void for purposes of such Stock Option.

6.3 Option Agreement. Each grant of Options under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Options are granted. Each Option Agreement shall designate the type of Options being granted (either Incentive Stock Options or Nonqualified Stock Options), and shall state the Exercise Price and the number of shares of Common Stock, as designated by the applicable Committee, to which that Option pertains. More than one type of Option may be granted to an Employee.

(a) Option Exercise Price. The Exercise Price of a Stock Option for any Participant shall be not less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the Common Stock subject to the Option, provided, however, that the Exercise Price of an Incentive Stock Option for any Participant who is the owner of ten percent (10%) or more of the issued and outstanding stock of the Company shall be not less than 110% of the Fair Market Value (determined as of the day the Option is granted) of the Common Stock subject to the Option. Except as provided in Section 4.3 or Article 8, the Exercise Price of the Common Stock under each Option is fixed and may not be Repriced without the approval of the Board after the Board has considered the affect of applicable provisions of tax and securities laws.

(b) Duration of Options. Each grant of Options shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option grant shall not exceed the lesser of: (1) ten (10) years from the date the Participant has the right to exercise such Option or portion thereof; or (2) ten (10) years from the date the Option is granted. Notwithstanding the preceding sentence, each grant of Incentive Stock Options to any Participant who is the owner of ten percent (10%) or more of the issued and outstanding stock of the Company shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option grant shall not exceed the lesser of: (1) five (5) years from the date the Participant has the right to exercise such Option or portion thereof; or (2) five (5) years from the date the Option is granted.

(c) Vesting. The grant of Options may be subject to a vesting schedule, which shall be set forth in the Option Agreement, and which may be waived or accelerated by the Committee at any time.

(d) Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to the Common Stock covered by an Option until the date of the issuance of the stock certificate for such Common Stock.

(e) Other Terms and Conditions. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate to the Participant’s ability to exercise an Option in whole or in part due to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Committee. Notwithstanding the foregoing, the Option Agreement may not contain any term that would cause the Option to be nonqualified deferred compensation subject to Code Section 409A and related regulations.

6.4 Nontransferability of Options. Options granted pursuant to the Plan are not transferable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Options contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in an Option Agreement, an Option may be transferred by a Participant solely to the Participant’s immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the Participant’s immediate family, to the extent specifically permitted in the trust agreement. Any such transfer of an Incentive Stock Option shall result in the conversion of the Option to a Nonqualified Stock Option.

6.5 Manner of Exercise of Options. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Chief Financial Officer of the Company or such other individual as directed from time to time by the Company. The notice shall specify the number of whole shares of Common Stock to be purchased and shall be accompanied by (a) payment in full to the Company of the Exercise Price; plus (b) for Nonqualified Stock Options, payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability the Company may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option. At the Company’s discretion, payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability the Company may have for any withholding of federal, state or local income or other taxes incurred may also be requested upon the exercise of an Incentive Stock Option. Except as provided in Section 6.6, the conditions of this Section 6.5 shall be satisfied at the time that the Option or any part thereof is exercised, and no Common Stock shall be issued or delivered until such conditions have been satisfied by the Participant.

6.6 Payment of Option Exercise Price. Payment for Common Stock underlying the Option shall be in the form of (a) a personal check, (b) a certified or bank cashier’s check to the order of the Company, (c) shares of Common Stock, properly endorsed to the Company, in an amount equal to the Fair Market Value of the stock which on the date of receipt by the Company equals or exceeds the aggregate Exercise Price for the Option, provided that such Stock has been held outright by the Participant for at least six months, (d) any other form of legal consideration that may be acceptable to the Company, or (e) in any combination thereof; provided, however, that no payment may be made in Common Stock unless the Company has approved of payment in such form by such Participant with respect to the Option exercise in question. Payment for withholding taxes shall be in the form of cash.

6.7 Termination of Continuous Service. Other than as prescribed in Section 8, any vesting of Options shall cease upon termination of the Participant’s Continuous Service, and Options shall be exercisable only to the extent that they were vested on the date of such termination of Continuous Service. Any Option not exercisable as of the date of termination, and any Option or portion thereof not exercised within the period specified herein, shall terminate.

(a) Termination Other than for Cause. Subject to any limitations set forth in the Option Agreement, and provided that the notice of exercise is provided as required by Section 6.5 prior to the expiration of the Option, the Participant shall be entitled to exercise the Option (i) during the Participant’s Continuous Service, and (ii) for a period of ninety (90) calendar days after the date of termination of the Participant’s Continuous Service for reasons other than Cause, or such longer period as may be set forth in the Option Agreement.

(b) Termination by Death. Notwithstanding paragraph (a), if a Participant’s Continuous Service should terminate as a result of the Participant’s death, or if a Participant should die within a period of ninety (90) calendar days after termination of the Participant’s Continuous Service under circumstances in which paragraph (a) would permit the exercise of the Option following termination, the personal representatives of the Participant’s estate or the person or persons who shall have acquired the Option from the Participant by bequest or inheritance may exercise the Option at any time within one year after the date of death, but not later than the expiration date of the Option.

(c) Termination by Disability. Notwithstanding paragraph (a), if a Participant’s Continuous Service should terminate by reason of the Participant’s Disability, the Participant may exercise the Option at any time within the earlier of (i) one year after the date of termination or (ii) thirty (30) days after the Participant no longer has a Disability, but in any event not later than the expiration date of the Option.

(d) Termination for Cause. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Option Agreement, all unexercised Options shall terminate immediately if the Participant is terminated for Cause.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. The applicable Committee may from time to time in its discretion determine which of the Employees of shall be entitled to receive SARs, the number of Units, and the dates on which such SARs are to be granted.

7.2 SAR Agreement. Each grant of SARs under the Plan shall be evidenced by a written SAR Agreement setting forth the terms upon which such SARs are granted. Each SAR Agreement shall state the number of Units to which that SAR Agreement pertains.

(a) Unit Grant Price. The Unit Grant Price under each SAR Agreement granted under the Plan shall not be less than 100% of the Fair Market Value (determined as of the day the SAR is granted) of the Common Stock subject to the SAR. Except as provided in Section 4.3 and Article 8, the Unit Grant Price under each SAR Agreement is fixed and may not be Repriced without the approval of the Board after the Board has considered the affect of applicable provisions of tax and securities laws.

(b) Duration of SARs. Each grant of SARs shall be of a duration as specified in the SAR Agreement; provided, however, that the term of each SAR grant shall not exceed the lesser of: (1) five (5) years from the date the Participant has the right to exercise such SAR or portion thereof; or (2) five (5) years from the date the SARs are granted.

(c) Vesting. The grant of SARs may be subject to a vesting schedule, which shall be set forth in the SAR Agreement, and which may be waived or accelerated by the Committee at any time.

(d) Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to the Units or the Common Stock used to measure the Units.

(e) Other Terms and Conditions. The SAR Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the applicable Committee shall deem appropriate, including, without limitation, provisions that relate to the Participant’s ability to exercise an SAR in whole or in part due to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Committee. Notwithstanding the foregoing, the SAR Agreement may not contain any term that would cause the SAR to be nonqualified deferred compensation subject to Code Section 409A and related regulations.

7.3 Nontransferability of SARs. SARs are not transferable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the SARs contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the SARs, the SARs shall immediately become null and void.

7.4 Manner of Exercise of SARs. SARs shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Chief Financial Officer of the Company or such other individual as directed from time to time by the Company. The notice shall specify the number of SARs to be exercised. The Company shall withhold from the spread between the Unit Grant Price of the SARs and the Fair Market Value of the Common Stock on the date of exercise, per Unit exercised, such amount as the Company shall determine to be sufficient to satisfy any liability the Company may have for any withholding of federal, state or local income or other taxes incurred by reason of such exercise, and pay the Participant the remaining amount of such spread.

7.5 Termination of Continuous Service. Other than as prescribed in Section 8, any vesting of the SAR shall cease upon termination of the Participant’s Continuous Service, and the SAR shall be exercisable only to the extent that it was exercisable on the date of such termination of Continuous Service. Any SAR not exercisable as of the date of termination, and any SAR or portion thereof not exercised within the period specified herein, shall terminate.

(a) Termination Other than for Cause. Subject to any limitations set forth in the SAR Agreement, and provided that the notice of exercise is provided as required by Section 7.4 prior to the expiration of the SAR, the Participant shall be entitled to exercise the SAR (i) during the Participant’s Continuous Service, and (ii) for a period of thirty (30) calendar days after the date of termination of the Participant’s Continuous Service for reasons other than Cause, or such longer period as may be set forth in the SAR Agreement.

(b) Termination by Death. Notwithstanding paragraph (a), if a Participant’s Continuous Service should terminate as a result of the Participant’s death, or if a Participant should die within a period of thirty (30) calendar days after termination of the Participant’s Continuous Service under circumstances in which paragraph (a) would permit the exercise of the SAR following termination, the personal representatives of the Participant’s estate or the person or persons who shall have acquired the SAR from the Participant by bequest or inheritance may exercise the SAR at any time within one year after the date of death, but not later than the expiration date of the SAR.

(c) Termination by Disability. Notwithstanding paragraph (a), if a Participant’s Continuous Service should terminate by reason of the Participant’s Disability, the Participant may exercise the SAR at any time within the earlier of (i) one year after the date of termination and (ii) thirty (30) days after the Participant no longer has a Disability, but in any event not later than the expiration date of the SAR.

(d) Termination for Cause. Notwithstanding anything herein to the contrary, and unless otherwise provided by the SAR Agreement, all unexercised SARs shall terminate immediately if the Participant is terminated for Cause.

ARTICLE 8. CHANGE IN CONTROL

In the event of a Change in Control Event, the Board, at its discretion, shall either (1) accelerate the vesting of all Awards held by Participants whose Continuous Service has not terminated so that all Participants are 100% vested on the date of the Change in Control Event or (2) cancel the Awards and provide for the issuance of replacement stock options or rights with the same terms and conditions in effective prior to the Change in Control Event, except that a new award will instead relate to the purchase of securities issued by an acquiring entity and reflect an Exercise Price or a Unit Grant Price (whichever is applicable) that maintains the same aggregate spread between the Exercise Price or the Unit Grant Price (had the Participant exercised the Option or SAR on the date of the Change in Control) and the Grant Price or the Unit Grant Price, whichever is applicable, on the date the new award is issued. In anticipation of a Change in Control Event and if the Board chooses the first alternative contained in this Article 8, the Board may, upon written notice to all Participants holding Options and/or SARs, provide that all unexercised Options and SARs must be exercised upon the Change in Control Event or within a specified number of days of the date of such Change in Control Event or such Options or SARs will terminate. In response to such notice, a Participant may make an irrevocable election to exercise his or her Options or SARs contingent upon and effective as of the effective date stated in such notice. Any Option and SAR shall terminate if not exercised within the time frame stated in the notice.

ARTICLE 9. ISSUANCE OF SHARES OF COMMON STOCK

9.1 Transfer of Common Stock to Participant. As soon as practicable after (a) a Participant has given the Company written notice of exercise of an Option and has otherwise met the requirements of Article 6 with respect to an Option, or (b) a Participant has satisfied any applicable restrictions, terms and conditions set forth in the Plan, the Company shall register a certificate in such Participant’s name for the Common Stock as to which the Option has been exercised and shall, upon the Participant’s request, deliver such certificate to the Participant. In no event shall the Company be required to transfer fractional shares of Common Stock to the Participant, and in lieu thereof, the Company may pay an amount in cash equal to the Fair Market Value of such fractional shares of Common Stock on the date of exercise.

9.2 Legend. All certificates evidencing shares of Common Stock originally issued pursuant to the Plan or subsequently transferred to any person or entity, and any shares of capital stock received in respect thereof, may bear such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until the Participant or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

9.3 Compliance with Laws. If the issuance or transfer of Common Stock by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such Stock to the Participant until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such Stock. If, after reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the lawful issuance and sale of Stock upon exercise of Options or vesting of an Award under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options or vesting of an Award unless and until such authority is obtained.

ARTICLE 10. AMENDMENT AND TERMINATION

10.1 Amendment of the Plan. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted. However, if the Company is listed on the NASDAQ National Market System or another public trading market, then any amendment that would require stockholder approval under the requirements of the NASDAQ National Market System or such other public trading market, as the case may be, shall only be effective when such stockholder approval is obtained. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards granted under the Plan, provided that such modification would not constitute a Repriced Award, and provided further that no such action shall diminish or impair the rights under an Award previously granted without the consent of the Participant.

10.2 Termination of the Plan. The Plan shall terminate on the date that is the tenth anniversary of the Effective Date. The Board may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the Participant.

ARTICLE 11. GENERAL PROVISIONS

11.1 No Employment Rights. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such Participant’s Continuous Service by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

11.2 Other Employee Benefits. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other employee benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

11.3 Confidentiality of Information. Information regarding the grant of Awards under the Plan is confidential and may not be shared by the Participant with anyone other than the Participant’s immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment, or as otherwise required by law.

11.4 Severability. If any provision of the Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

11.5 Governing Law and Venue. The Plan, and all Awards granted under the Plan, shall be construed and shall take effect in accordance with the laws of the State of Georgia without regard to conflicts of laws principles. Resolution of any disputes under the Plan or any Award under the Plan shall only be held in courts in Fulton County, Georgia.

11.6 Use of Proceeds. Any proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

APPENDIX B

LOGILITY, INC.

AUDIT COMMITTEE CHARTER

(Amended effective March 5, 2004)

I.	Organization and Composition.

There shall be an Audit Committee (the “Committee”) selected by the Board of Directors (the “Board”) that shall be composed of not less than three members of the Board. Subject to the right of the Board to elect one member who is not independent to the extent permitted by the listing requirements of Nasdaq, each member of the Committee shall be (1) determined by the Board to be “independent” of Company management under the listing requirements of Nasdaq and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules promulgated thereunder by the Securities and Exchange Commission (“SEC”) implementing Section 301 of the Sarbanes-Oxley Act of 2002 (as amended, “Sarbanes-Oxley Act”), and (2) free from any relationship to the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All Committee members, either at the time of their appointment to the Committee or within a reasonable time thereafter, must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one Committee member must have past employment experience in finance or accounting, professional certification in accounting or other comparable experience or background such that he or she possesses the level of financial sophistication required by the Nasdaq listing requirements.

II.	Statement of Policy.

The purpose of the Committee is to oversee the processes of accounting and financial reporting of the Company and the audits and financial statements of the Company. In addition, the Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, the independent auditor’s qualifications and independence, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, internal accountants and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose. The independent auditor’s ultimate accountability shall be to the Board of Directors and the Committee, as representatives of the shareholders. The Committee’s ultimate authority and responsibility shall be to select, evaluate and, where appropriate, replace the independent auditor.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits, prepare and certify the Company’s financial statements, guaranty the independent auditors’ report or guaranty other disclosures by the Company. Management has responsibility for the preparation, presentation, completeness and integrity of the financial statements and for the appropriate use of accounting principles and reporting policies. The independent auditors are responsible for auditing the financial statements, expressing an opinion thereon in accordance with GAAP, and complying with all applicable law. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

III.	Meetings

The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall maintain minutes and other relevant documentation of all its meetings. The Committee shall submit the minutes of all meetings of the Committee to the Board and, where appropriate or necessary, discuss with the Board the matters discussed at Committee meetings.

IV.	Responsibilities and Processes.

(A) Authority and Responsibilities. The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of the Committee’s activities to the Board. Management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The following are the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are a guide and may be supplemented by the Committee or the Board as it deems appropriate:

(1)	The Committee shall directly appoint, retain, compensate, evaluate and terminate the independent auditors of the Company. The Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditors. The Committee shall be directly responsible for overseeing the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditors shall report directly to the Committee.

(2)	In accordance with the rules of Nasdaq and Section 10A(i) of the Exchange Act, the Committee shall pre-approve all independent audit engagement fees and terms and pre-approve all auditing and non-auditing services (including the fees and terms thereof) to be performed for the Company by the independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

(3)	The Committee, in its discretion, may appoint and delegate to one or more members of the Committee who are independent directors the authority to grant the pre-approvals of the Committee described in the preceding paragraph. The decisions of any member to whom the Committee delegates its pre-approval authority shall be presented to the full Committee at the next scheduled meetings.

(4)	The Committee shall obtain, review and discuss reports from the independent auditors regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of these alternative disclosures and treatments, the treatment preferred by the independent auditors and the reasons for favoring that treatment; and (3) other material written communications between the independent auditors and Company management, such as any management letter or schedule of unadjusted differences.

(5)	The Committee shall discuss with both the Company’s internal accountants and the independent auditors the overall scope and plans for all audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal accountants, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal accountants and the independent auditors, with and without management present, to discuss the results of their examinations and the independent auditors’ evaluation of the cooperation received during the course of the audit.

(6)	The Committee shall from time to time review the periodic financial statements and other financial reports of the Company with management, and with the independent auditors. The Chair of the

Committee may represent the entire Committee for the purposes of any such review. The Committee shall also discuss matters required to be communicated to the Company by the independent auditors under generally accepted auditing standards.

(7)	The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Committee shall prepare the “Audit Committee Report” required by SEC regulations to be included in the Company’s annual proxy statement.

(8)	The Committee shall have the authority, without Board approval, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other consultants and advisors to advise the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment: (i) of compensation to the independent auditors for the purpose of rendering or issuing an audit report; (ii) of compensation to any advisors or consultants employed by the Committee pursuant to Section 10A(m) of the Exchange Act; and (iii) of ordinary Committee administrative expenses that are necessary and appropriate in carrying out its duties.

(9)	The Committee shall review and reassess the adequacy of this Charter at least on an annual basis and submit proposed changes to the Board for approval.

(10)	The Committee shall review all related party transactions and shall establish procedures covering the review process.

(11)	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company from its employees regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(12)	The Committee shall ascertain annually from the independent auditors whether the Company has issues under Section 10A(b) of the Exchange Act, regarding the independent auditors’ discovery of illegal acts.

(13)	The Committee shall review with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies.

(B) Additional Authority. The Committee, to the extent it deems necessary or appropriate, may:

(1)	Obtain from the independent auditors an assurance of compliance with Section 10A of the Exchange Act with respect to auditor disclosure of corporate fraud.

(2)	Discuss with management and the independent auditors any matters that the Committee deems relevant, including matters as to which such discussions may be required by applicable Statements on Auditing Standards, such as Numbers 61 and 90 relating to the Company’s financial statements, or the Sarbanes-Oxley Act, including any difficulties the independent auditors encountered in the course of the audit work, any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreement with management.

(3)	Review and evaluate the experience and qualifications of the lead partner of the independent auditors’ team and confirm that the independent auditors are taking proper steps to assure that the lead audit partner and the audit partner responsible for reviewing the audit are rotated at least every five years as required by Section 10A(j) of the Exchange Act. The Committee shall set clear hiring policies for employees or former employees of the independent auditors that are consistent with Section 10A(l) of the Exchange Act.

LOGILITY, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

AUGUST 21, 2007 AT 12:00 NOON 470 EAST PACES FERRY ROAD, N.E.

ATLANTA, GEORGIA

FOR HOLDERS OF COMMON STOCK

The undersigned hereby appoints James C. Edenfield and J. Michael Edenfield, or either of them, attorneys and proxies, each with full power of substitution to vote, in the absence of the other, all Common Stock of LOGILITY, INC. held by the undersigned and entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 noon on August 21, 2007 and at any adjournment or adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the proposals stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

LOGILITY, INC.

August 21, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20230000000000000000 0 082107

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of Directors: Two Directors to be elected for a term expiring in 2010.

NOMINEES:

FOR ALL NOMINEES O J. Michael Edenfield O John A, White

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. Adoption of 2007 Stock Plan. To approve the adoption of the Logility, Inc. 2007 Stock Plan.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE FOREGOING PROPOSALS. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.